ADVANCED SERIES TRUST

AST New Discovery Asset Allocation Portfolio

Supplement dated January 31, 2014 to the Summary Prospectus dated April 29, 2013

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio) and should be retained for future reference. The New Discovery Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

AST New Discovery Asset Allocation Portfolio: New Subadvisory Arrangement and New Investment Strategy.

The Board of Trustees of the Advanced Series Trust (the Trust) recently approved adding Parametric Portfolio Associates LLC (Parametric) as a subadviser to the New Discovery Portfolio to manage a new liquidity overlay sleeve of the New Discovery Portfolio (the Liquidity Overlay Sleeve). These changes will be effective on or about February 10, 2014. Depending upon market, economic, and financial conditions as of February 10, 2014, and the ability of the Trust and Parametric to implement certain legal agreements, it may take several weeks to fully implement the Liquidity Overlay Sleeve.

To reflect these changes, the Summary Prospectus is revised as follows:

I.	The following table replaces the table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.83%*
Distribution and/or Service Fees (12b-1 fees)	0.10%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.04%
Fee Waiver and/or Expense Reimbursement[1]	0.009%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.03%

1 Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive 0.009% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund’s Board of Trustees.

* Management fees shown in the table above are based on a reduced contractual management fee rate for the Portfolio which became effective on February 25, 2013.

II.	The following is added to “Principal Investment Strategies” under the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus:

The Portfolio normally allocates approximately 10% of its total assets to a liquidity strategy. The liquidity strategy is primarily invested in: (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocations indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

III.	The following is added to “Principal Risks of Investing in the Portfolio” under the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus:

Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. The Investment Managers believe that this change will not have any material impact on long-term performance; however, there are no guarantees about future performance, and, under certain market conditions, short-term performance may be affected.

IV.	The following is added to the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Parametric Portfolio Associates LLC	Justin Henne, CFA	Senior Portfolio Manager	February 2014
AST Investment Services, Inc.		Daniel Wamre, CFA	Portfolio Manager	February 2014

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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